Government Grant	12 Months Ended
Mar. 31, 2024
Government Grants [Abstract]
Government Grant	Government Grant

Accounting Policy

The Company recognizes government grants when there is reasonable assurance that it will comply with the conditions required to qualify for the grant, and that the grant will be received. Government grants related to income are recognized as other gains (losses) in the statements of net loss while government grants related to assets, including non-monetary grants at fair value, are recognized as a reduction of the related asset’s carrying amount.

In April 2020, the Government of Canada announced the Canada Emergency Wage Subsidy (“CEWS”) program. CEWS provided a wage subsidy on eligible remuneration, subject to limits per employee, to eligible employers based on certain criteria, including the demonstration of declining revenue. The Company determined that it qualified for CEWS and received benefits from the government. A corresponding provision was established during the period in which the Company received the benefits to account for uncertainty with respect to eligibility of CEWS given that it was expeditiously rolled out in response to the COVID-19 pandemic.

As at March 31, 2024, nil (March 31, 2023 – $12.4 million) is recognized as other current liabilities on the consolidated statements of financial position. The provision of $12.4 million was reversed during the year ended March 31, 2024, as a result of a Canadian Revenue Agency audit of the CEWS benefits received with no proposed audit adjustments. The reversal of the provision is recorded to other gains (losses) in the consolidated statements of loss and comprehensive loss (Note 21).
During the year ended March 31, 2024, the Company received nil (nine months ended March 31, 2023 – $3.3 million) government grant related to the co-generation project at the Aurora River facility to offset the costs relating to capital expenditures that would have otherwise been capitalized as property, plant and equipment.